Exhibit 99.1

BIO Investor Forum Brandi L. Roberts, CFO October 7, 2014

Forward-Looking Statements This presentation includes forward-looking statements about our business prospects, financial position, and development of MST-188 and AIR001 for therapeutic use in humans. Any statement that is not a statement of historical fact should be considered a forward-looking statement. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Actual events or performance may differ materially from our expectations indicated by these forward-looking statements due to a number of factors, including, but not limited to, results of our pending and future clinical studies, the timeline for clinical and manufacturing activities and regulatory approval; our dependency on third parties to conduct our clinical studies and manufacture our clinical trial material; our ability to raise additional capital, as needed; our ability to establish and protect proprietary rights related to our product candidates; and other risks and uncertainties more fully described in our press releases and our filings with the SEC, including our annual report on Form 10-K filed with the SEC on March 26, 2014. We caution you not to place undue reliance on any of these forward-looking statements, which speak only as of the date of this presentation. We do not intend to update any forward-looking statement included in this presentation to reflect events or circumstances arising after the date of the presentation, except as may be required by law. 2 NYSE MKT: MSTX

Corporate Overview Developing MST-188 for diseases of membrane dysfunction Near-term focus on rare (“orphan”) diseases Sickle Cell Disease (SCD) – phase 3 enrolling Acute Limb Ischemia (ALI) – phase 2 enrolling Longer-term growth into larger markets Heart Failure Stroke Recently acquired Aires Pharmaceuticals (AIR001) Phase 2 asset in Pulmonary Hypertension (PH) Complementary to MST-188 3 NYSE MKT: MSTX

Lead Program MST-188 4 NYSE MKT: MSTX

MST-188 Overview HO – (CH2CH2O)79– (CH2CHO) | 30– (CH2CH2O)79– H API Structure: CH3 Large polymer (8,500 Daltons) manufactured by CMC: chemical synthesis and proprietary purification process Administration: IV infusion 5 NYSE MKT: MSTX

MST-188 Mechanism of Action Hydrophobic core adheres to hydrophobic domains in circulation (e.g., damaged cell membranes and cell adhesion molecules) No Affinity for Healthy Cell Membranes… But Adheres to Damaged Cell Membranes 6 NYSE MKT: MSTX

MST-188 Pharmacodynamics

Biophysical mechanism confers multiple pharmacodynamic features

MST-188

Hemorheologic
Inhibits cell aggregation; improves blood flow

Anti-Inflammatory
Inhibits adhesion of inflammatory cells and molecules to endothelium

Antithrombotic/ Pro-Fibrinolytic
Reduces thrombosis; improves vessel patency

Cytoprotective
Restores membrane integrity; gives cells time to heal

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MST-188 Clinical Development Preclinical Phase 1 Phase 2 Phase 3 2014 Sickle Cell Disease Enrolling (orphan) Acute Limb Ischemia* Enrolling (orphan) Acute Heart Failure Planned initiation: 1H 2015 Stroke* Ongoing *In combination with thrombolytics 8 NYSE MKT: MSTX

Sickle Cell Disease 9 NYSE MKT: MSTX

Overview of Sickle Cell Disease A chronic, genetic disorder and rare (orphan) disease Affects 90,000 to 100,000 people in the U.S. Characterized by severe deformation (i.e., “sickling”) of red blood cells Hallmark of disease is a “vaso-occlusive crisis” Exceedingly painful condition Leading cause of hospitalization Significant unmet need No approved agents to shorten duration or severity of crisis Standard of care (hydration and analgesics) unchanged for >10 years Vaso-occlusion is associated with early death Obstructed blood flow -> hypoxia -> tissue death -> organ failure Average age at death; 42 years (males), 48 years (females) 10

Role of MST-188 in Sickle Cell Disease Vaso-Occlusion: Adhesion of poorly-deformable, “sticky” cells to endothelium Entrapment of rigid, sickled cells and vessel obstruction results in ischemia and infarction MST-188: Reduces aggregation and adhesion of cells to endothelium (anti-inflammatory) Improves RBC deformability, lowers viscosity, and restores flow (rheology) 11 NYSE MKT: MSTX

MST-188 Improves Blood Flow MST-188 improved microvascular blood flow in SCD patients in crisis 2.0 1.8 MST-188 1.6 Placebo 1.4 (p = 0.00003) m 1.2 1.0 ci Red cell velocity (mm/s) 0.8 e measured by video 0.6 microscopy in nine 0.4 sickle cell patients with vaso-occlusive crisis. 0.2 0 Before Infusion 2-Hours 7-Hours (Crisis Baseline) After Loading After Loading Infusion Infusion Source: J. Investig. Med. 2004;52(6):402-6 12 NYSE MKT: MSTX

Phase 2 Study

- Randomized, double-blind, placebo-controlled, multi-center study of MST-188* in SCD patients hospitalized for crisis
- MST-188 significantly improved important efficacy parameters

	Subjects Who Received Full Dose±		
	MST-188* (n=18)	Placebo (n=13)	*p* value±±
Duration of Crisis	44 hours	80 hours	0.025
Duration of Hospitalization	5 days	7 days	0.111
Total Analgesic Use	34mg	145mg	0.045
Parenteral Analgesic Use	27mg	133mg	0.022

± Excludes patients who had drug administration errors or incomplete pain assessments (16), who withdrew consent (2) and who withdrew because of injection site pain after 15 minutes of infusion. Subjects were excluded equally (n=9) between MST-188 and placebo.
±± Proportional hazards model adjusted for baseline pain.

Source: Blood, September 1, 1997 – Vol 90, No. 5
* 1st generation (non-purified) formulation

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Phase 3 Study Randomized, double-blind, placebo- s controlled, multi-center study of MST-188 in 255 patients with SCD Time-to-event analysis demonstrates consistent trend in achievement of crisis resolution Function Distribution However: original statistical plan for (<16 years) 350 patients was reduced to 255 Children (n=73) patients by prior sponsor (capital constraints), lowering statistical power. p = 0.007 Also, observation period was stopped at 168 hours (“right censoring”), diminishing observable treatment differences Hours After Randomization Source: JAMA, November 17, 2001 – Vol 286, No. 17 14 NYSE MKT: MSTX

Phase 3 Study A proportion analysis is not impacted by the discontinuation of observation period (e.g. “right-censoring”) MST-188 significantly increased the proportion of patients achieving crisis resolution within one week Group MST-188 Placebo p Value All treated patients (n=249) 51.6% 36.6% 0.02 Patients <16 years (n=73) 59.5% 27.8% 0.009 Source: JAMA, November 17, 2001 – Vol 286, No. 17 15 NYSE MKT: MSTX

Evaluation of Purified 188 nI Crisis (EPIC): Pivotal Phase 3 Study Design Randomized, Double-Blind, Placebo-Controlled, Multicenter 388 patients Standard of care +/- MST-188 Primary Efficacy Assessment Duration of crisis Secondary Efficacy Assessments Re-hospitalization for crisis within 14 days Occurrence of acute chest syndrome Power 90% power to detect a 16-hour difference (p=0.05) 85% power to detect a 24-hour difference (p=0.01) 16 NYSE MKT: MSTX

EPIC Success Factors Enrollment on-track to end Q4 2015 50 U.S. sites open >10 ex-U.S. sites open Most Advanced New Drug in SCD Potential to be first approved drug to treat an ongoing vaso-occlusive crisis Substantial head start versus other new drugs in development for SCD Positive Factors for Regulatory Decision-Making Significant unmet need Fast Track designation Orphan Drug designation Healthcare disparity 17 NYSE MKT: MSTX

Arterial Disease (MST-188 In Combination with Thrombolytics) Acute Limb Ischemia Stroke 18 NYSE MKT: MSTX

Overview of Arterial Disease A progressive circulatory problem in which obstructed arteries reduce blood flow to tissues Thrombolytic agents (tPA) are used to treat acute complications Significant morbidity and mortality Acute Ischemic Cerebrovascular Infarction (stroke) Acute Myocardial Infarction (heart attack) Peripheral Arterial Disease Intermittent Claudication Critical Limb Ischemia Development Strategy: Develop initially in ALI Expand into other AD markets 19 NYSE MKT: MSTX

MST-188 Improved t-PA Effectiveness Animals randomized to t-PA (n = 10) or t-PA + MST-188 (n = 10) Time to Reperfusion Time to Re-Occlusion 60 70 50 60 MST-188 50 40 Control (t-PA) 40 30 Minutes Minutes 30 20 20 10 10 0 0 Source: Data on file 20 NYSE MKT: MSTX

MST-188 Showed Synergy with Thrombolytics in Heart Attack p Value Parameter MST-188* Control Difference N=114 Myocardial Infarct Size (median) 16% 26% 38% reduction 0.031 Myocardial Salvage (median) 13% 4% 125% increase 0.033 Ejection Fraction (median) 52% 46% 13% improvement 0.020 Incidence of Reinfarction 1% 13% 92% reduction 0.016 Source: Circulation 1996; 94: 298-307 *1st generation (non-purified) formulation 21 NYSE MKT: MSTX

Phase 2 Study in ALI Clinical Proof-of-Concept Study Biomarkers Clinical outcomes Study Design Randomized, double-blind, and active-controlled t-PA +/- low or high dose MST-188 60 subjects (20 per arm) Timing Study initiated Q1 2014 Completion of enrollment anticipated 2016 • Focusing resources on EPIC study ALI data can be supportive of clinical development in stroke 22 NYSE MKT: MSTX

Heart Failure (Acute Decompensation) 23 NYSE MKT: MSTX

Overview of Heart Failure Chronic condition characterized by decreasing heart function Heart cannot pump enough blood to meet the body’s needs Significant Unmet Medical Need Leading healthcare cost in U.S. and Europe Substantial and Growing Market Opportunity > 5 million individuals with heart failure in the U.S. Acute Decompensation Each decompensation event contributes to worsening heart failure and damage to vital organs, decreasing survival probability following the next event MST-188 Membrane-sealant activity may restore weakened cardiac cell membranes, minimizing calcium overload injury Durable effect may indicate a direct improvement in cardiac function 24 NYSE MKT: MSTX

Proof-of-Concept in Heart Failure (nonclinical model of chronic heart failure) Single 2h infusion resulted in improvements in hemodynamic parameters (LVEF, CO) and biomarkers (troponin, NT-proBNP) Troponin associated with 180-day all-cause mortality Elevated NT-proBNP associated with poor prognosis Potentially novel mechanism, compatible with existing treatments Planning to initiate Phase 2 in acute decompensated HF in 1H 2015 0.2 500.0 2 Hours Post 2 Hours Post (ng/mL) 24 Hours Post 24 Hours Post 300.0 0.1 1 Week Post (pg/mL) 1 Week Post 2 Weeks Post 100.0 2 Weeks Post -I Troponin 0.0 -100.0 -300.0 -0.1 Plasma * -500.0 * nt-pro BNP -0.2 * -700.0 ? * ? * -900.0 * * = p<0.05 vs. Control * * = p<0.05 vs. Control * -0.3 -1100.0 Control Low Dose High Dose Control Low Dose High Dose Source: data on-file 25 NYSE MKT: MSTX

AIR001 (sodium nitrite) inhalation solution 26 NYSE MKT: MSTX

AIR001 AIR001 is nitrite for intermittent inhalation (via nebulizer) Beneficial effects include dilation of blood vessels and reduced inflammation Positive hemodynamic effects; reductions observed in:—pulmonary vascular resistance—pulmonary capillary wedge pressure—right atrial pressure AIR001 being developed for Pulmonary Hypertension (PH) PH is high blood pressure affecting the blood vessels in the lungs Leads to shortness of breath, dizziness, fainting, leg swelling, etc. Results in progressive heart failure and death 27 NYSE MKT: MSTX

AIR001 Clinical Data Three phase 1 studies: Established MTD and safe dose level Confirmed conversion of nitrite to nitric oxide (NO) Acute improvements in hypoxia-induced pulmonary hypertension No drug-drug interaction with sildenafil One phase 2 study: Well-tolerated, with no treatment-related serious adverse events All doses showed improvement in median pulmonary vascular resistance (PVR) & median distances obtained in the 6-minute walk test Methemoglobin levels remained normal (< 1.5%) Safety data in 124 healthy volunteers and patients with pulmonary hypertension (well-tolerated) 28 NYSE MKT: MSTX

AIR001 Clinical Development Plan

- Evaluating AIR001 in Pulmonary Hypertension Associated with Left Heart Disease (e.g. World Health Organization Group 2)*

- Supporting three institution-sponsored Phase 2a studies to:
  - Evaluate acute hemodynamic effects of AIR001
  - Evaluate acute effects versus placebo on maximum oxygen consumption and exercise hemodynamics
  - Evaluate inhaled versus intravenous administration of nitrite and safety of multiple doses of AIR001

- Preliminary results anticipated 2H 2015

* Simonneau G, Robbins I, Beghetti M. et al. Updated clinical classification of pulmonary hypertension. *J Am Coll Cardiol 2009; 54: S43-S54.*

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Upcoming News & Events Reach Agreement with FDA on Phase 2 study of MST-188 in Heart Failure Q4 ’14 Open First ex-US site in Phase 2 study of MST-188 in ALI Q1 ’15 Report Data from Nonclinical study of MST-188 in Heart Failure Q1 ’15 Report Data from Nonclinical study of MST-188 in Embolic Stroke Q2 ’15 Initiate Enrollment in Phase 2 study of MST-188 in Heart Failure 1H ’15 Complete Enrollment in EPIC study Q4 ’15 Report Data from Phase 2a study of AIR001 in WHO Group 2 PH 2H ’15 Report Interim Results from Phase 2 study of MST-188 in Heart Failure 2H ’15 30 NYSE MKT: MSTX

MSTX Financial Overview Cash/investments at 6/30/14: $46.4 million Market capitalization: ~$75 million* Shares outstanding: ~127 million* Average daily volume (3 mo): ~750,000* No debt * As of October 1, 2014 31 NYSE MKT: MSTX

Mast Investment Summary A Leader in Areas of Significant Unmet Need (MST-188) Sickle Cell Disease: Most advanced (Phase 3) new drug in development Acute Limb Ischemia: Ongoing Phase 2 study Heart Failure: potential new mechanism with durable effects Recently acquired Aires Pharmaceuticals (AIR001) Phase 2 program in PH associated with left heart disease Cash and marketable securities • $46.4 million at 6/30/14 • No debt 32 NYSE MKT: MSTX